Exhibit 99.1

Amendment No. 8 to Receivables Financing Agreement

This AMENDMENT NO. 8 TO RECEIVABLES FINANCING AGREEMENT, dated as of September 16, 2008 (this “Amendment Agreement”), is made by and among Rite Aid Funding II (the “Borrower”), CAFCO, LLC (“CAFCO”), CRC FUNDING, LLC (“CRC”), Falcon Asset Securitization Company LLC (“Falcon”), Variable Funding Capital Company LLC (“Variable”; together with CAFCO, CRC and Falcon, the “Investors”), Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”) and Wachovia Bank, National Association (“Wachovia”; together with Citibank and JPMorgan, the “Banks”), Citicorp North America, Inc., as program agent (the “Program Agent”), Citicorp North America, Inc. (“CNAI”), JPMorgan and Wachovia, as investor agents (CNAI, JPMorgan and Wachovia, in such capacity, the “Investor Agents”), Rite Aid Hdqtrs. Funding, Inc. (the “Collection Agent”) and each of the parties named in Schedule III to the Agreement (as defined below) as originators (the “Originators”).

Preliminary Statements.  (1) The Borrower, the Investors (other than CRC), the Program Agent, the Banks, the Investor Agents, the Collection Agent, the Originators and The Bank of New York, as Trustee are parties to a Receivables Financing Agreement, dated as of September 21, 2004, as amended as of September 20, 2005, December 30, 2005, September 19, 2006, November 9, 2006, February 20, 2007, August 31, 2007 and September 18, 2007 (the “Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

  (2)           The Borrower, the Investors, the Program Agent, the Banks, the Investor Agents, the Collection Agent and the Originators wish to amend the Agreement.

  NOW, THEREFORE, the parties agree as follows:

  SECTION 1.       Amendments to Agreement.  As of the Effective Date (as defined below in Section 2), the Agreement is amended as follows:

1.1           Section 1.01 of the Agreement is amended as follows:

(a)           The definitions of “Commitment Termination Date” and “Facility Termination  Date” are each amended by deleting the date “September 16, 2008” contained in clause (a) of each of such definitions and replacing it with the date “January 15, 2009” in each instance.

(b)           The definition of “Accounting Based Consolidation Event” is added thereto and reads as follows:

“‘Accounting Based Consolidation Event’ means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of an Investor that are the subject of this Agreement, the relevant Asset Purchase Agreement or any other Transaction Document with all or any portion of the assets and liabilities of any of its Related Banks or its Investor Agent or any of their affiliates as the result of the existence of, or occurrence of any change in, accounting standards or the issuance of any pronouncement, interpretation or release, by any accounting body or any other body charged with the promulgation or administration of accounting standards, including, without limitation, the Financial Accounting Standards Board, the International Accounting Standards Board, the American Institute of Certified Public Accountants, the Federal Reserve Board of Governors and the Securities and Exchange Commission, and shall occur as of the date that such consolidation (i) shall have occurred with respect to the financial statements of the Relevant Bank or Investor Agent or any of their affiliates or (ii) shall have been required to have occurred, regardless of whether such financial statements were prepared as of such date.”

(c)           The definition of “Assignee Rate” is amended by adding the following parenthetical expression after the term “0.75%” in the last paragraph of said definition:  “(or, if the Applicable Margin is then 5.50%, 3.00%)”.

(d)           The definition of “Concentration Limit” is restated in its entirety to read as follows:

“‘Concentration Limit’ for any Obligor means at any time 4.25% (“Normal Concentration Limit”), or such other higher amount (“Special Concentration Limit”), for such Obligor designated on Schedule VIII hereto and, after the date of this Agreement designated by the Program Agent and each Investor Agent in a writing delivered to the Borrower; provided that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor; provided further that the Program Agent or any Investor Agent may reduce or cancel, or all the Agents may increase, any Special Concentration Limit upon three Business Days’ notice to the Borrower (with a copy to each of the other Agents); provided, still further, without limiting the meaning of the previous proviso of this definition, if the long term public senior unsecured non-credit enhanced debt securities ratings of any Obligor for which a Special Concentration Limit has been established falls below BBB- by S&P or below Baa3 by Moody’s, or such debt ratings are not available from both S&P and Moody’s, or such debt rating is withdrawn or suspended by S&P and Moody’s, then the Special Concentration Limit for such Obligor shall, automatically and without the requirement of notice of any kind, be withdrawn, and the Concentration Limit for such Obligor shall then be the Normal Concentration Limit.”

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(e)           The definition of “Yield” is amended by deleting the period at the end thereof and adding the following:

“(on and after January 15, 2009, at the higher of 6.50% per annum above the Eurodollar Rate and 4.00% per annum above the Alternate Base Rate).”

1.2        Annex H (Applicable Margin) to the Agreement is amended in its entirety to read as Exhibit I to this Amendment Agreement.

SECTION 2.       Conditions to Effectiveness.  This Amendment Agreement shall become effective when the following conditions have been satisfied in full and the following documents have been delivered in form and substance satisfactory to the Program Agent (the “Effective Date”):

(a)           executed counterparts of this Amendment Agreement; and

(b)           an executed copy of the Fee Agreement replacing the current Fee Agreement.

SECTION 3.       Representations and Warranties.  Each of the Borrower and the Collection Agent represents and warrants that each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement) are correct in all material respects on and as of the date of this Amendment Agreement as though made on and as of such date.

SECTION 4.       Confirmation of Agreement.  Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated.  Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5.       Confirmation of Parent Undertakings.  The Parent, by its signature below, hereby confirms and agrees that notwithstanding the effectiveness of this Amendment Agreement, the Parent Undertakings shall continue to be in full force and effect and shall apply to the Agreement as amended as contemplated by this Amendment Agreement, and the Parent Undertakings are hereby ratified and confirmed.

SECTION 6.       Costs and Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Investor Agents, the Investors and the Banks with respect thereto.

SECTION 7.       GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK,  BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD

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TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 8.       Execution in Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile or by electronic transmission in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RITE AID FUNDING II

By:	/s/ Glenn Gershenson
Name: Glenn Gershenson
Title: Treasurer

CAFCO, LLC

By:	Citicorp North America,
Inc., as Attorney-in-Fact

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director; Vice President

CRC FUNDING, LLC

By:	Citicorp North America,
Inc., as Attorney-in-Fact

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director; Vice President

FALCON ASSET SECURITIZATION
COMPANY LLC

By:	JPMorgan Chase Bank, N.A., its
attorney-in-fact

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

VARIABLE FUNDING CAPITAL COMPANY LLC

By:	Wachovia Capital Markets, LLC,
Inc., as Attorney-in-Fact

By:	/s/ Douglas R Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

CITICORP NORTH AMERICA, INC.,
as Program Agent and as an Investor Agent

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director; Vice President

CITIBANK, N.A.

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director; Vice President

JPMORGAN CHASE BANK, N.A.
as a Bank and as an Investor Agent

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

WACHOVIA BANK, NATIONAL
ASSOCIATION
as a Bank and as an Investor Agent

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Vice President

RITE AID HDQTRS. FUNDING INC.

By:	/s/ Glenn Gershenson
Name: Glenn Gershenson
Title: Treasurer

RITE AID CORPORATION
RITE AID OF CONNECTICUT, INC.
RITE AID OF DELAWARE, INC.
RITE AID OF GEORGIA, INC.
RITE AID OF INDIANA, INC.
RITE AID OF KENTUCKY, INC.
RITE AID OF MAINE, INC.
RITE AID OF MARYLAND, INC.
RITE AID OF MICHIGAN, INC.
RITE AID OF NEW HAMPSHIRE, INC.
RITE AID OF NEW JERSEY, INC.
RITE AID OF NEW YORK, INC.
RITE AID OF OHIO, INC.
RITE AID OF PENNSYLVANIA, INC.
RITE AID OF TENNESSEE, INC.
RITE AID OF VERMONT, INC.
RITE AID OF VIRGINIA, INC.
RITE AID OF WASHINGTON, D.C., INC.
RITE AID OF WEST VIRGINIA, INC.
KEYSTONE CENTERS, INC.
THE LANE DRUG COMPANY
RITE AID DRUG PALACE, INC.
THRIFTY PAYLESS, INC.
HARCO, INC.
PERRY DRUG STORES, INC.
APEX DRUG STORES, INC.
PDS-1 MICHIGAN, INC.
RDS DETROIT, INC.
K & B ALABAMA CORPORATION
K & B LOUISIANA CORPORATION
K & B MISSISSIPPI CORPORATION
K & B TENNESSEE CORPORATION
ECKERD CORPORATION
GENOVESE DRUG STORES, INC.
EDC DRUG STORES, INC.
MAXI DRUG, INC.
MAXI DRUG SOUTH, L.P.
MAXI DRUG NORTH, INC.
MAXI GREEN, INC.
THRIFT DRUG, INC.

By:	/s/ Glenn Gershenson
Name: Glenn Gershenson
Title: Treasurer

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